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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2002


                             WILLIAMS SCOTSMAN, INC.
             (Exact name of registrant as specified in its charter)



          Maryland                       033-68444               52-0665775
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                             8211 Town Center Drive
                            Baltimore, Maryland 21236
                               "www.willscot.com"
                    (Address of Principal Executive Offices)

                                 (410) 931-6000
              (Registrant's telephone number, including area code)

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Item 5. Other Events and Regulation FD Disclosure.

     See press release dated October 11, 2002 entitled "Williams Scotsman, Inc. Announces Resignation of Chief Financial Officer" attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.     Description
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         99 Press Release dated October 11, 2002 entitled "Williams Scotsman, Inc. Announces Resignation of Chief Financial Officer"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILLIAMS SCOTSMAN, INC.
                                     (Registrant)

Date: October 11, 2002               By: /s/ Gerard E. Holthaus
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                                     Name: Gerard E. Holthaus
                                     Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
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    99 Press Release dated October 11, 2002 "Williams Scotsman Announces Resignation of Chief Financial Officer"